Exhibit 99.1

RESTAURANT ACQUISITION PARTNERS, INC.
(a development stage company)

Index to Financial Statements

Financial Statements

Report of independent registered public accounting firm	2

Balance sheet as of December 20, 2006	3

Statement of operations for the period December 26, 2005 through December 20, 2006 and the cumulative period from October 3, 2005 (date of inception) through December 20, 2006	4

Statement of stockholders' equity for the period December 26, 2005 through December 20, 2006 and the cumulative period from October 3, 2005 (date of inception) through December 20, 2006	5

Statement of cash flows for the period December 26, 2005 through December 20, 2006 and the cumulative period from October 3, 2005 (date of inception) through December 20, 2006	6

Notes to financial statements	7-10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
Restaurant Acquisition Partners, Inc.

We have audited the accompanying balance sheet of Restaurant Acquisition Partners, Inc. (a development stage company) (the "Company") as of December 20, 2006 and the related statements of operations, stockholders' equity and cash flows for the period from December 26, 2005 through December 20, 2006 and the cumulative period from October 3, 2005 (date of inception) through December 20, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Restaurant Acquisition Partners, Inc. as of December 20, 2006 and the results of its operations and its cash flows for the period from December 26, 2005 through December 20, 2006 and the cumulative period from October 3, 2005 (date of inception) through December 20, 2006 in conformity with United States generally accepted accounting principles.

GOLDSTEIN GOLUB KESSLER LLP
New York, New York

December 28, 2006

Restaurant Acquisition Partners, Inc.
(a development stage company)

Balance Sheet

December 20,
2006
ASSETS

Current Assets:
Cash	$212,809
Cash held in Trust	19,215,000
Warrant subscription receivable - to be held in trust	320,000
Prepaid Expense	3,000

Total Assets	$19,750,809

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accrued Expenses	$228,660
Deferred Underwriting Fee	1,050,000

Total Current Liabilities	1,278,660

Common stock, subject to possible conversion,	3,695,152
666,333 shares at conversion value

Commitments

Common stock - $.0001 par value, 50,000,000 shares authorized; 4,166,666 (which includes 666,333	416
shares subject to possible conversion) issued and outstanding
Additional paid-in capital	14,796,319
Deficit accumulated during the development stage	(19,738)

Total stockholders' equity	14,776,997

Total liabilities and stockholders' equity	$19,750,809

See Notes to Financial Statements

Restaurant Acquisition Partners, Inc.
(a development stage company)

Statements of Operations

		Cumulative
		Period from
	Period from	October 3, 2005
	December 26, 2005	(Date of Inception)
	through	through
	December 20, 2006	December 20, 2006

Costs and expenses:
Administrative Fees	$1,885	$1,885
Organization Costs	9,805	10,855
Interest Expense	6,998	6,998

Net (loss) for the period	$(18,688)	$(19,738)

Weighted average number of shares outstanding	842,619	841,050

Net (loss) per share - basic and diluted	$(0.02)	$(0.02)

See Notes to Financial Statements

Restaurant Acquisition Partners, Inc.
(a development stage company)

Statements of Stockholders' Equity

				Deficit
				Accumulated
			Additional	During the
	Common Stock		Paid-In	Development
	Shares	Amounts	Capital	Stage	Total
Balance - October 3, 2005 (date of
inception)

Initial capital from founding stockholders
October 14, 2005 at $0.030 per share	833,334	$83	$24,917		$25,000

Net Loss				$(1,050)	(1,050)

Balance - December 25, 2005	833,334	$83	$24,917	$(1,050)	$23,950

Sale of 3,333,333 Units (net of $2,493,213
offering expenses, including issuance of
666,333 shares subject to possible conversion)	3,333,333	$333	$17,506,454		$17,506,787

Gross proceeds from issuance of			100		100
Unit Purchase Option

Gross proceeds from issuance of			960,000		960,000
Insider Warrants

Proceeds subject to possible conversion			(3,695,152)		(3,695,152)

Net Loss				$(18,688)	(18,688)

Balance - December 20, 2006	4,166,667	$416	$14,796,319	$(19,738)	$14,776,997

See Notes to Financial Statements

Restaurant Acquisition Partners, Inc.
(a development stage company)

Statements of Cash Flows

		Cumulative
		Period from
	Period from	October 3, 2005
	December 26, 2005	(Date of Inception)
	through	through
	December 20, 2006	December 20, 2006

Cash flows from operating activities:
Net loss	$(18,688)	$(19,738)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in:
Prepaid expenses	(3,000)	(3,000)
Accrued Expenses	875	1,875

Net cash used in operationing activities	(20,813)	(20,863)

Cash flows from investing activities:
Cash placed in trust	(19,215,000)	(19,215,000)

Net cash used in investing activities	(19,215,000)	(19,215,000)

Cash flows from financing activities:
Payment of notes payable - stockholders	(124,000)	(124,000)
Proceeds from sale of Units to public	20,000,000	20,000,000
Proceeds from advances payable to stockholders	16,000	124,000
Proceeds from issuance of shares to Initial Stockholders	-	25,000
Proceeds from sale of Unit Purchase Options	100	100
Proceeds from sale of Insider Warrants	640,000	640,000
Payments of offering costs	(1,084,080)	(1,216,428)

Net cash provided by financing activities	19,448,020	19,448,672

Net increase in cash and cash at end of period	$212,207	$212,809

Cash - beginning of period	602	-

Cash - end of period	$212,809	$212,809

Supplemental schedule of non-cash financing activities:
Accrual of Deferred Underwriting Fee	$1,050,000	$1,050,000
Accrual of offering costs	226,785	226,785
Warrants issued for subscription receivable	320,000	320,000

See Notes to Financial Statements

RESTAURANT ACQUISITION PARTNERS, INC.
(a development stage company)

Notes to Financial Statements
December 20, 2006

NOTE A—ORGANIZATION AND BUSINESS OPERATIONS; GOING CONCERN CONSIDERATION

Restaurant Acquisition Partners, Inc. (the "Company") was incorporated in Delaware on October 3, 2005. The Company was formed to serve as a vehicle for the acquisition through a merger, capital stock exchange, asset acquisition or other similar business combination ("Business Combination") of an operating business in the restaurant industry (“Target Business”). The Company has neither engaged in any operations nor generated revenue. The Company is considered to be in the development stage and is subject to the risks associated with activities of development stage companies. As such, the Company's operating results relate to organizational activities for the period December 26, 2005 through December 20, 2006 and for the period from inception (October 3, 2005) through December 20, 2006. At December 20, 2006, the Company has not yet commenced any operations

The registration statement for the Company’s initial public offering (the “Offering”) was declared effective December 14, 2006. The Company consummated the Offering on December 20, 2006 and received net proceeds of approximately $17.5 million. The Company's management has broad discretion with respect to the specific application of the net proceeds of the Offering of its Units (as described in Note C), although substantially all of the net proceeds of the Offering are intended to be generally applied toward a Business Combination. Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. An amount of $19,535,000, which includes $960,000 relating to the sale of Insider Warrants (as defined below) and $1,050,000 deferred payment to Capital Growth Financial LLC and Tejas Securities Group , Inc., the underwriters in the Offering (“Underwriter”), of the net proceeds is being held in a trust account (“Trust Fund”) and invested in government securities until the earlier of (i) the completion of its first Business Combination and (ii) the distribution of the Trust Fund as described below. The placing of funds in the Trust Fund may not protect those funds from third party claims against the Company. Although the Company will seek to have vendors, prospective target businesses or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Fund, there is no guarantee that they will execute such agreements. The Company’s directors have severally agreed that they will be personally liable under certain circumstances to ensure that the proceeds in the Trust Fund are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered contracted for or products sold to the Company. However, there can be no assurance that the directors will be able to satisfy those obligations. The remaining net proceeds (not held in the Trust Fund) and interest and other earnings on the net proceeds held in the Trust Fund up to $1,025,000, after giving effect to applicable taxes, may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

The Company, after signing a definitive agreement for the acquisition of a Business Combination, will submit such transaction for stockholder approval. In the event that holders of 20% of more of the shares issued in the Offering vote against the Business Combination, the Business Combination will not be completed. In connection with the vote required for any business combination, the persons who were stockholders prior to the Offering (“Founding Stockholders”) have agreed to vote the shares of common stock owned by them prior to the date of the Offering, in accordance with the majority of the shares of common stock voted by the public stockholders. Our Founding Stockholders have agreed to vote any shares of common stock acquired by them in the Offering or in the aftermarket in favor of any business combination presented to the public stockholders. Accordingly, our Founding Stockholders will not be able to exercise the conversion rights described below.

With respect to a Business Combination which is approved and consummated, any public stockholder who voted against the Business Combination will be entitled to convert their stock into their pro rata share of the Trust Fund, including $0.315 per share ($1,050,000 in total) being held in the Trust Fund attributable to the deferred Underwriter’s discount and non-accountable expense allowance, and any accrued interest earned on their portion of the Trust Fund not previously released to us, as of two business days prior to the proposed completion of the Business Combination. Accordingly, public stockholders holding 19.99% of the aggregate number of shares owned by all public stockholders may seek conversion of their shares in the event of a Business to the shares held by the Founding Stockholders. Accordingly, a portion of the net proceeds of the Offering (19.99% of the amount originally held in the Trust Fund excluding the $0.315 per share attributable to the deferred Underwriter’s discount and non-accountable expense allowance) has been classified as common stock subject to possible conversion in the accompanying December 20, 2006 balance sheet. Such public stockholders are entitled to receive their pro rata share of the Trust Fund computed without regard to the shares held by Founding Stockholders.

RESTAURANT ACQUISITION PARTNERS, INC.
(a development stage company)

Notes to Financial Statements
December 20, 2006

In the event that the Company does not complete a Business Combination within 18 months from the date of the completion of the Offering, or 24 months from the completion of the Offering if certain extension criteria have been satisfied (the "Acquisition Period"), the proceeds held in the Trust Fund will be distributed to the Company's public stockholders, excluding the Founding Stockholders to the extent of their initial stock holdings. In the event of such distribution, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Offering (assuming no value is attributed to the Warrants contained in the Units sold in the Offering discussed in Note C).

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

[1]	Cash and cash equivalents:

Cash and cash equivalents are deposits with financial institutions as well as short-term money market instruments with maturities of three months or less when purchased. The Company did not hold any cash equivalents as of December 20, 2006.

[2]	Concentration of credit risk:

Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and cash equivalents. The Company may maintain deposits in federally insured financial institutions in excess of federally insured limits. However, management believes the Company is not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held.

[3]	Loss per common share:

Loss per share is computed by dividing net loss applicable to common stockholders by the weighted average number of common shares outstanding for the period. The effect of the 6,666,666 outstanding warrants issued in connection with the initial public offering, the 1,500,000 outstanding warrants issued in connection with the private placement and the 105,000 Units included in the underwriter’s purchase option has not been considered in diluted loss per share calculations since the effect of such warrants and options would be anti-dilutive.

[4]	Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

[5]	Income taxes:

Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

The Company recorded a deferred income tax asset for the tax effect of start-up costs and temporary differences, aggregating approximately $6,711 at December 20, 2006. In recognition of the uncertainty regarding the ultimate amount of income tax benefits to be derived, the Company has recorded a full valuation allowance at December 20, 2006.

RESTAURANT ACQUISITION PARTNERS, INC.
(a development stage company)

Notes to Financial Statements
December 20, 2006

The effective tax rate differs from the statutory rate of 34% due to the increase in the valuation allowance.

[6]	Fiscal Year:

The Company has a 52/53 week fiscal year ending on the Sunday nearest December 31.

[7]	New accounting pronouncements:

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes,” an interpretation of FASB Statement No. 109 (“FIN 48”), which provides criteria for the recognition, measurement, presentation and disclosure of uncertain tax positions. A tax benefit from an uncertain position may be recognized only if it is “more likely than not” that the position is sustainable based on technical merits. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006. The Company does not expect FIN 48 will have a material effect on its financial condition or results of operations.

The Company does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

NOTE C—INITIAL PUBLIC OFFERING

On December 20, 2006, the Company sold 3,333,333 units (“Units”) at an offering price of $6.00 per Unit. Each Unit consists of one share of the Company’s common stock, $.0001 par value, and two warrants (“Warrants”). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $4.50. Each Warrant will become exercisable on the later of (a) the completion of a Business Combination with a target business and (b) December 14, 2007 and expiring December 13, 2010. The Warrants may be redeemed by the Company at a of $.01 per Warrant upon 30 days notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is a least $8.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given.

The Company agreed to pay the Underwriter an underwriting discount of 8% of the gross proceeds of the Offering and a non-accountable expense allowance of 2% of the gross proceeds of the Offering. However, the Underwriter has agreed that 3.25% of underwriting discount and 2% of non-accountable expense allowance will not be payable unless and until the Company completes a Business Combination and has waived its right to receive such payment upon the Company’s liquidation if the Company is unable to complete a Business Combination. Accordingly, the deferred underwriting discount and non-accountable expense allowance aggregating $1,050,000 has been classified as a liability in the accompanying December 20, 2006 balance sheet. In connection with the Offering, the Company also issued an option, for $100, to the Underwriter, to purchase 105,000 units at an exercise price of $7.20 per Unit (the “Underwriter’s Option”). The Units issuable upon exercise of the Underwriter’s Option are identical to those sold in the Offering except that the warrants included in the Underwriter’s Option have an exercise price of $6.00 per share and both the units and the warrants may be exercised on a “cashless” basis. The Underwriter’s Option may be exercised commencing on the later of the consummation of a Business Combination and December 14, 2007. The Underwriter’s Option expires on December 13, 2011. The Company intends to account for the fair value of the Underwriter’s Option, inclusive of the receipt of the $100 cash payment, as an expense of the Offering resulting in charge directly to stockholders’ equity. The Company estimates that the fair value of the Underwriter’s Option is approximately $318,276 ($3.03 per Unit) using a Black-Scholes option-pricing model. The fair value of the Underwriter’s Option is estimated as of the date of grant using the following assumptions: (1) expected volatility of 58.13%, (2) risk-free interest rate of 5.29% and (3) expected life of 5 years.

NOTE D—NOTES PAYABLE TO STOCKHOLDERS

The Company issued unsecured promissory notes to the Founding Stockholders of the Company totaling $108,000 on October 14, 2005 and December 23, 2005 and $16,000 on March 1, 2006. The Notes bore interest at the rate of 5.0% per annum and were due on the earlier of one year from the date of issuance and the completion of the Offering. The Company has recorded $6,998 of interest expense in connection with the notes during the periods ended December 20, 2006. The notes with accrued interest were repaid upon the consummation of the Offering from the net proceeds of the Offering.

NOTE E—RELATED PARTY TRANSACTION

The Company has agreed to pay Pacific Ocean Restaurants, Inc., a wholly-owned subsidiary of Passport Restaurants, Inc. and a company where certain of the Founding Stockholders serve in executive or consulting capacities, an administrative fee of $7,500 per month for office space and general and administrative services commencing December 14, 2006 through the acquisition date of a Target Business. The amount expensed from December 14, 2006 through December 20, 2006 totaled $1,875.

NOTE F—FOUNDING STOCKHOLDERS

Simultaneously with the consummation of the Offering, the Founding Stockholders purchased an aggregate of 1,500,000 warrants at $0.64 per warrant (“Insider Warrants”) (for an aggregate purchase price of $960,000) privately from the Company. The Company received $640,000 of the purchase price as of December 20, 2006 and the remaining $320,000 was received on December 21, 2006. All of the proceeds from these purchases were placed in the Trust Fund. The warrants purchased by such individuals are identical to the warrants included in the Units sold in the Offering except that the Insider Warrants may be exercised on a "cashless basis" so long as such warrants are held by the Founding Stockholders or their affiliates, the holders have certain SEC registration rights and the warrants and underlying securities may not be transferred (with certain exceptions) prior to 30 days after consummation of a business combination.

NOTE G—COMMON STOCK

On May 4, 2006, the Company effected a 1.25-to-1 stock split. The impact of the stock split was applied retroactively. On November 17, 2006, the Company effected a 1.5-for-1 reverse stock split. The impact of the stock split was applied retroactively. Accordingly, the accompanying financial statements have been retroactively restated to reflect the stock split.

At December 20, 2006, 8,481,666 shares of common stock were reserved for issuance upon exercise of the Warrants, the Insider Warrants and the Underwriter’s Option.